Statement of Changes in Net Assets Available for Benefits - EBP 258 $ in Thousands	12 Months Ended
Dec. 31, 2025 USD ($)
Contributions:
Participants	$ 14,020
Employer	6,674
Rollovers	5,711
Total contributions	26,405
Interest income on notes receivable from participants	237
Investment income (loss):
Net appreciation (depreciation) in fair value of investments	18,623
Net appreciation (depreciation) in Plan interest in Master Trust (Note 3)	3,404
Dividend income	16,477
Total net investment income (loss)	38,504
Total additions	65,146
Deductions:
Benefits paid to participants	31,246
Administrative expenses	218
Total deductions	31,464
Net increase (decrease)	33,682
Net transfers in (out) due to employee classification change (Note 1)	1,515
Net assets available for benefits at beginning of year	245,936
Net assets available for benefits at end of year	$ 281,133